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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K
                                 CURRENT REPORT
                              ---------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of the earliest event reported): April 5, 2000


                          NEUROCRINE BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   0-28150                     33-0525145
    (State or other         (Commission File Number)         (IRS Employer
    jurisdiction of                                       Identification Number)
     incorporation)

   10555 Science Center Drive, San Diego, CA                         92121
   (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (858) 658-7600



                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On April 5, 2000, Neurocrine Biosciences, Inc. announced that Janssen Pharmaceutica, N.V. intends to substitute its lead CRF antagonist (R121919) with a Neurocrine/Janssen back-up compound resulting from the expanded research collaboration entered into during 1999. The decision to discontinue further development of R121919 was based on observations of reversible increases in liver enzymes in two volunteers participating in an expanded safety trial conducted in the United Kingdom. Approximately 250 subjects to date have been treated in various clinical trials with no other observed safety issues.

     A copy of the press release issued by the Registrant on April 5, 2000 concerning the foregoing transactions are filed herewith as Exhibits 99.1 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION  AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)      PRO-FORMA FINANCIAL INFORMATION. Not applicable.

(c)      EXHIBITS.   The following exhibits are filed herewith:

         99.1 Press Release of Registrant, dated April 5, 2000, announcing Janssen Pharmaceutica's replacement of R121919 with a back-up compound

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   04/05/00          By:/s/ Paul W. Hawran
         --------             ------------------
                              Paul W. Hawran
                              Senior Vice President and Chief Financial Officer
                             (Principal Financial and Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit Number      Description
------------------- ------------------------------------------------------------
  99.1              Press Release of Registrant, dated April 5, 2000, announcing
                    Janssen Pharmaceutica's   replacement  of  R121919  with  a
                    back-up compound

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